                                                                   Exhibit 10.85

Portions of this Exhibit have been omitted pursuant to a request for
confidential treatment.  The omitted portions, marked by a * and [   ], have
been separately filed with the Commission.

                 AMENDMENT NO. 1 TO MASTER CONSULTING AGREEMENT


The Master Consulting Agreement, by and between Interneuron and Quintiles, consisting of one (1) page, dated 3 July, 1996, is hereby amended as follows:

(1) The following Attachments shall be made a part of the Master Consulting Agreement, to wit:

          ATTACHMENT NO. 1
               SCOPE OF WORK (PROTOCOL NO. [_________])          *

          ATTACHMENT NO. 2
               PROJECT BUDGET (PROTOCOL NO. [_________])         *

          ATTACHMENT NO. 3
               PAYMENT SCHEDULE (PROTOCOL NO. [_________])       *



     QUINTILES, INC.                         INTERNEURON PHARMACEUTICALS


BY /s/ K.A. WILLIAMS                         BY /s/ GLENN L. COOPER
  ----------------------------                 ----------------------------

   K. A. WILLIAMS, DR. P.H.
   VICE PRESIDENT,                           TITLE  PRESIDENT
   CONTRACTS MANAGEMENT & PLANNING                -------------------------

DATE 3 JULY 1996                             DATE   JULY 12, 1996
    --------------------------                   --------------------------

FEDERAL ID # 56-1323952

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                                ATTACHMENT NO. 1
                                  SCOPE OF WORK
                            PROTOCOL NO. [_________]                           *


                                TABLE OF CONTENTS

SECTION                                                                     PAGE


I.        SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
          Service Checklist

II.       OVERALL PROJECT MANAGEMENT . . . . . . . . . . . . . . . . . . . . . 6
          Overall Program and Study Strategy
          Weekly Progress Reports
          Project Team Meetings
          Quality Assurance

III.      STUDY DOCUMENT DEVELOPMENT . . . . . . . . . . . . . . . . . . . . . 8
          Protocol Development
          Informed Consent Form
          Case Report Form
          Study Reference Manual

IV.       PROJECT INITIATION . . . . . . . . . . . . . . . . . . . . . . . . . 9
          Investigational site Recruitment and Qualification
          Regulatory Documents
          Study Coordinator Training Meetings
          Central Laboratory Services
          Study Drug Management
          Investigator Site Agreements

V.        MANAGEMENT OF THE CLINICAL TRIAL . . . . . . . . . . . . . . . . . .12
          Initiation Visits
          Interim Monitoring Visits
          Study Close-out Visits
          Clinical Monitoring Communication
          Communications with Sites

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

SECTION                                                                     PAGE

VI.       MEDICAL MONITORING . . . . . . . . . . . . . . . . . . . . . . . . .15
          Medical Support
          Serious Adverse Event (SAE) and Expeditable AE Reporting
          Expeditable AE Workflow
          FDA Reporting
          Drug Safety Databases
          Drug Safety Procedures

VII.      CLINICAL DATA MANAGEMENT . . . . . . . . . . . . . . . . . . . . . .17
          Data Flow
          Data Review Procedures
          Programming
          Data Entry/Optical Mark Recognition
          Data Clarification with the Investigative Site
          Quality Assurance
          Adverse Event/Concomitant Medication Coding
          Database Audit

VIII.     BIOSTATISTICAL ANALYSIS. . . . . . . . . . . . . . . . . . . . . . .19
          Statistical Analysis Plan
          Final Analysis
          Final Study Report


EXHIBIT NO. 1 - Quintiles Laboratories Limited, Proposal For Central Laboratory
                        Services

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

Quintiles agrees to provide to Interneuron Project Management, Clinical, Medical, Data Management, Statistical, Quality Assurance, and Central Laboratory Services for the Citicoline trial to be conducted under Protocol No.
[_______________________________]                                              *

Assumptions are based on the information provided to Quintiles in the Interneuron Protocol No. [________________________] Interneuron's letter dated
May 7, 1996; and the                                                           *
 Interneuron-Quintiles meeting in Cambridge, MA, on May 24, 1996.

                                  I.  SERVICES

               --------------------------------------------------
               STUDY SITES              [______________________
                                        ______________________]
               --------------------------------------------------
               PATIENTS                 [_____________________]
                                        [_____________________]
               --------------------------------------------------
               CRF PAGES
               [_______________         [__]
               ________________         [__]
               ________________]        [__]
               --------------------------------------------------
               TIME LINE
               [_____________           [________]
               ______________           [________]
               ______________           [________]
               ______________           [________]
               ______________           [________]
               ______________           [________]
               _____________]           [________]
               --------------------------------------------------
               STUDY DURATION           [________]
               --------------------------------------------------
               VISITS
               [________]               [________]

               [________]               [________]

               [________]               [________]
               --------------------------------------------------

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

               --------------------------------------------------

               INTERIM MONITORING       [______________________
               FREQUENCY                _______________________
                 Frequency              _______________________
                                        ______________________]


               Source Document Review   [________]
               --------------------------------------------------
               ESTIMATED NUMBER OF SAES [________]
               --------------------------------------------------
               STATISTICAL ANALYSIS
               [________________        [________]
               _________________        [________]
               _________________        [________]
               _________________]       [________]
               --------------------------------------------------


                                SERVICE CHECKLIST

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          ACTIVITY                           INTERNEURON         QUINTILES
--------------------------------------------------------------------------------
PROJECT MANAGEMENT                                                   X
STUDY START-UP
[_____________________________]                   X
[_____________________________]                   X
[_____________________________]                   X
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                   X                   X
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                   X
[_____________________________]                   X

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

--------------------------------------------------------------------------------
          ACTIVITY                           INTERNEURON         QUINTILES
--------------------------------------------------------------------------------
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                   X
[_____________________________]                   X
[_____________________________]                   X
[_____________________________]                   X
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                   X                   X
[_____________________________]                                       X
GCP AUDITS                                                            X
CLINICAL MONITORING
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                                       X
MEDICAL MANAGEMENT
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                   X
[_____________________________]                                       X
DATA MANAGEMENT
[_____________________________]                                       X

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

--------------------------------------------------------------------------------
          ACTIVITY                           INTERNEURON         QUINTILES
--------------------------------------------------------------------------------
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                                       X
BIOSTATISTICS
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                                       X
[_____________________________]                                       X
OTHER ACTIVITIES
[_____________________________]              X                        X

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

II.  OVERALL PROJECT MANAGEMENT


OVERALL PROGRAM AND STUDY STRATEGY

Quintiles has assigned a Project Manager to oversee this study. This individual will be Interneuron's advocate within Quintiles, taking primary responsibility for communications with Interneuron; providing day-to-day direction to the Quintiles' project team; and communicating progress, issues, and problems with proposed resolutions to Interneuron as needed. The Project Manager will communicate the project goals, deadlines, and strategy to team members on a timely basis ensuring that any questions will be addressed by the appropriate resource within Quintiles. Changes to the scope of work, issues surrounding scheduled activities, and other significant activities that affect the administration of the contract will be monitored by the Project Manager.

The Project Manager will direct this project each step of the way, ensuring adherence to schedules and to the project's scientific requirements. The Project Manager will coordinate skilled technical Project Team members as dictated by the scope of the project.


WEEKLY PROGRESS REPORTS

On a weekly basis, Quintiles will provide Interneuron with a study progress report. The Quintiles' Administrative Management System (QAMS-TM-) will be utilized to record study status information. QAMS-TM- will be programmed to include the following information:

          [_____________________________
           _____________________________
           _____________________________
           _____________________________
           _____________________________
           _____________________________]

Custom features or special reports may be requested by Interneuron, but are not included as part of the costs for this scope of work. Required reports will be identified at the start of the study so that the system design is operational prior to site initiation.


                              PROJECT TEAM MEETINGS

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

Key Quintiles Project Team members attended a joint Interneuron-Quintiles face-to-face interdisciplinary team meeting at Quintiles' offices in Cambridge, Massachusetts, on May 24, 1996, to address various issues related to the project. The purpose of this meeting was to discuss primary points of contact within each Company, reiterate project reporting requirements, review the project schedule, and clarify other ad hoc issues.

Quintiles' CRAs assigned to this project will be available to meet with Interneuron via teleconference prior to study initiation to discuss the project in detail. The Quintiles' Project Team will hold internal team meetings on a weekly basis (more or less frequently as project status dictates) to review the progress of the project.

In addition to these internal team meetings, Quintiles' Project Manager will participate in Project Team meetings with Interneuron throughout the course of the project. These meetings will ensure the communication necessary to meet study goals and successful completion of the project. Key members of Quintiles' Project Team will attend these meetings. Quintiles assumes that these meetings will occur primarily as teleconferences between Interneuron and Quintiles.

Occasional video teleconferences or face-to-face Project Team Meetings may also occur either at Interneuron's or at Quintiles' offices.
[_______________________________________________________________________________
________________________________________________________________________________
____________]

At Interneuron's request, Quintiles' Clinical Monitoring Team assigned to this project attended a training meeting presented in conjunction with the National Stroke Association's conference in Colorado Springs, CO, on June 5, 1996. [_______________________________________________________________________________
________________________________________________________________________________
___________________________________]


                                QUALITY ASSURANCE

The QA team will oversee all quality assurance activities, particularly with regard to compliance to regulatory guidelines and company policies and procedures, and to ensure that the formal quality control process is working as intended within each business unit.


                                   GCP AUDITS

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________]

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________]

[_______________________________________________________________________________
________________________________________________________]


                        III.  STUDY DOCUMENT DEVELOPMENT


                              PROTOCOL DEVELOPMENT

Interneuron will be responsible for preparing and providing to Quintiles a final, approved protocol for this study. Quintiles anticipates the study protocol will be in final form, requiring no revisions.

                              INFORMED CONSENT FORM

Interneuron will develop a model document with standard informed consent language that will be mandatory for every site. Interneuron will be responsible for all regulatory review and customization of the forms to meet local regulations.



                          CASE REPORT FORM PREPARATION

Quintiles will develop Optical Mark Recognition (OMR) CRFs for this project. Representatives from Quintiles' Clinical, Biostatistical, Medical, and Clinical Data Management Departments will collaborate with Interneuron to determine the CRF design that will provide efficient and complete collection of the necessary data for the

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

study. Quintiles will design the CRFs according to Interneuron's specifications. Quintiles has assumed that two (2) draft sets of the CRFs will be provided to Interneuron for review and comment. Quintiles will incorporate Interneuron's comments and generate a master set of CRFs, which will be submitted to Interneuron for final review and approval. [_______________________
________________________________________________________________________________
________________]


                             STUDY REFERENCE MANUAL

Quintiles will develop a Study Reference Manual for use as a training and reference tool by the Investigators. This manual will provide detailed instructions on [_______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
____]  Sections of the manual will
include:[_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
__________________________] The manual will also serve as a consistent training guide for each site as new site personnel are added during the conduct of the study. As necessary, manuals will be kept current with updated sections regarding any modifications to on-site study conduct.


                             IV.  PROJECT INITIATION

               INVESTIGATIONAL SITE RECRUITMENT AND QUALIFICATION

Quintiles will collaborate with Interneuron to identify [__________] investigational sites to be qualified for consideration in this study. Interneuron will provide Quintiles with the names, addresses, and telephone numbers of the proposed Investigators for this study.

Quintiles will screen potential Investigators by telephone in order to ascertain the Investigator's interest and ability to conduct this clinical trial. Once interest and ability have been established, and a Confidential Disclosure Agreement has been executed, the protocol and supporting documents will be forwarded to the Investigator for review. Each site will be evaluated by a member of Quintiles' monitoring staff through another telephone contact. During this call the protocol will be discussed in depth along with other issues necessary to determine a site's ability to participate in

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

the study,
[_______________________________________________________________________________
________________________________________________________________________________
______] Final site qualification will be confirmed in conjunction with the site's initiation visit Quintiles anticipates that many of the sites recommended by Interneuron for participation in this study will be sites with whom [_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________]

Interneuron will maintain the final approval of Investigator(s) selected by Quintiles.


                              REGULATORY DOCUMENTS

Quintiles will be responsible for collecting from each site the regulatory documents required for the study. Quintiles will obtain the clinical trial documentation required by 21 CFR Section 312.53(c)(1),(2),(3). Quintiles will transmit any other trial materials requested by Interneuron to each Investigator. Quintiles' Regulatory Services staff will review all Investigator documentation, including all informed consent forms, prior to submission to Interneuron. When the Investigator is required to utilize a local IRB, Quintiles will assist, as necessary, to coordinate the approval process.

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________________________]

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

Quintiles will forward all required documentation to Interneuron for submission to the FDA or other regulatory agency.

                       STUDY COORDINATOR TRAINING MEETINGS

Quintiles will plan, manage, and conduct meetings to provide project-specific training to study coordinators for this project. Quintiles' responsibilities will include preparing meeting presentations on relevant topics in conjunction with Interneuron. Major agenda points to be covered by Quintiles and Interneuron staff for these meetings, as well as other items, will be developed and distributed prior to each meeting. [_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_______________________]

                           CENTRAL LABORATORY SERVICES

Quintiles Laboratories, Ltd. (QLAB) will be utilized for all centralized clinical laboratory analyses and will interact with Quintiles with regard to laboratory data transfers and patient laboratory accountability issues.

[_______________________________________________________________________________
________________________________________________________________________________
_____________________________________________]

QLAB will provide laboratory reports both electronically and in hard copy on a routine basis.

[_______________________________________________________________________________
________________________________________________________________________________
_____________________________________________]



                              STUDY DRUG MANAGEMENT

[_______________________________________________________________________________
________________________________________________________________________________
_____________________________________________]

Quintiles will be responsible for drug accountability at the study sites, return of unused drug to Interneuron, and drug supply reconciliation.

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                          INVESTIGATOR SITE AGREEMENTS

Quintiles will negotiate and sign a Clinical Study Agreement with each of the [___________] Principal Investigators/investigational sites for participation in the study. The Agreements will include a grant and payment schedule using guidelines provided by Interneuron. The form of this Agreement will be approved in advance by Interneuron and any significant deviation from the approved, standard contract will require Interneuron's written approval. [____________________________________________
________________________________________________________________________________
___________]

Quintiles will assist Interneuron in formulating an equitable Investigator grant and standard payment scheduled. Quintiles' estimated costs for this activity assumes one standard payment schedule for all Investigators participating in the study. Should Interneuron wish to offer greater flexibility to Investigators, costs for payment administration will increase as payment schedule exceptions are made.

Quintiles will track patient enrollment, discontinuation, and completion. Periodically, a listing will be produced that describes the amounts due and authorized to each Investigator according to the signed Clinical Study Agreements. This listing will be accessed by Quintiles' Finance Department who will prepare checks for each Principal Investigator/investigational site. These checks will be signed, recorded, and distributed to the Principal Investigator/investigational site. A record of disbursement will be provided to Interneuron on a regular basis.

                      V.  MANAGEMENT OF THE CLINICAL TRIAL

Quintiles monitors qualified by experience and training will perform the monitoring responsibilities for this study.

Quintiles will assign a Lead CRA who will work with a Senior Clinical Project Advisor to develop and coordinate the monitoring plan for this study. The Project Advisor will have an ongoing role in clinical operations for the project, participating in internal clinical group meetings and supporting the Lead CRA in the management of clinical operation activities. The Lead CRA will be responsible for coordinating the clinical monitoring team and will have direct reporting responsibilities to the Project Manager. [_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________]

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.




                                INITIATION VISITS

Quintiles' monitors will perform a comprehensive site initiation visit to each of the investigational sites. The Quintiles' monitor will meet with the site Investigator and study site personnel to assure compliance with protocol procedures and CRF completion. Drug shipment will be coordinated with the initiation visit, and verification of drug inventory and dispensing procedures will be reviewed. A complete review of the site's regulatory file will be performed. This visit will confirm that the site is qualified to participate in the study and ensure that regulations and documentation for the project are understood and that all forms are completed correctly by the Investigator and study site coordinator.

                            INTERIM MONITORING VISITS

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________]

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________]

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________]

Data queries generated as a result of data entry and review requiring on-site resolution will be grouped by site and forwarded to the responsible monitor for resolution at the next scheduled visit.

Quintiles' budget assumes that all study supplies (including study drug) will reside at the investigational site and all monitoring for each site will take place at one location. The need to monitor any additional locations will be determined on a site-by-site basis [_______________________________________________________________________________
_______________________________________________________________________________]

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                             STUDY CLOSE-OUT VISITS

Quintiles will perform a study closeout visit to each of the sites participating in this project.
[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________]

                         CLINICAL MONITORING COMMUNICATION

Quintiles will conduct [_______] monitoring calls between all CRAs assigned to the project to discuss study issues and share information. This forum provides an opportunity for the Lead CRA to coordinate monitoring efforts for maximum efficiency across all regions/offices and to communicate important study updates to the Project Team.

                            COMMUNICATIONS WITH SITES

Quintiles will contact the sites [________________] for patient enrollment updates and to communicate any study administration information. All telephone contacts with the sites will be documented. Quintiles' Clinical Monitoring Team will be available by telephone to answer site questions throughout the course of the study. After-hours coverage will be maintained by voicemail, and for urgent matters, Quintiles will be accessible to sites through a 24-hour answering service.


                             VI. MEDICAL MONITORING

                                 MEDICAL SUPPORT

Quintiles will assign physician coverage to provide medical support for the clinical monitors and Drug Safety Unit (as described in detail below). The Project Medical Officer (PMO) will have a designated medical back-up and Quintiles' medical staff will provide after hours on-call support for Investigators to discuss project-related issues and questions.

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________]

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

            SERIOUS ADVERSE EVENT (SAE) AND EXPEDITABLE AE REPORTING

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________]

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________]


                             EXPEDITABLE AE WORKFLOW

All expeditable AEs will be reported by investigative sites directly to Quintiles' Drug Safety Unit using a dedicated toll-free AE hotline. Interneuron will receive a standard report of information for each patient event (CRFs, source documents, sponsor-specified safety reporting forms, and narratives).

Quintiles will provide to Interneuron a standard report that includes all information available on each SAE case, typically within 24 hours of first notification from the site.

                                  FDA REPORTING

Any report classified by Quintiles as a possible FDA safety report will have a report drafted that includes a description of the case and a discussion of the case in light of similar reports (the latter information may be provided by Interneuron). The case will be reviewed by Quintiles' Drug Safety senior management Quintiles will confirm with Interneuron all IND safety reports to be reported to the FDA. Quintiles will submit the safety report to Interneuron.


                              DRUG SAFETY DATABASES

Quintiles will create a real-time safety database that originates from the expeditable safety reports. Quintiles does not expect that end-of-study reconciliation of safety and clinical data will be necessary. In the event that safety and clinical data require reconciliation, Quintiles will agree with Interneuron on a set of key fields that will be reconciled on a periodic basis.

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                             DRUG SAFETY PROCEDURES

Quintiles, in collaboration with Interneuron, will define the procedures for the collection, evaluation, and reporting of SAEs. These procedures will include definitions of expeditable events, delineation of SAE workflow from site to Quintiles to Interneuron, and audits of the SAE system to guarantee proper collection and reporting. Quintiles will be responsible for follow-up of SAE reports and final preparation of the patient adverse event narratives. Based on the specifications provided by Interneuron, Quintiles anticipates approximately [_________________________________________________________]


                          VII. CLINICAL DATA MANAGEMENT

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
__________________________________]

                                    DATA FLOW

Data will be collected from the study site by a citicoline project study monitor. Only completed CRFs will be collected.

Once data are received at Quintiles, they will immediately go through a preliminary auditing procedure and Clinical Document Administration, which includes date stamping, log in, and transmittal verification.

Documents will be tracked on a patient-by-patient, page-by-page basis. Tracking reports will be generated on a regular basis to identify and account for missing pages, missing visits, and overall data accumulation. In addition, verification of transmittals will occur on a regular basis with appropriate feedback to the citicoline study team.

                             DATA REVIEW PROCEDURES

Clinical data will be reviewed using specifications developed by Quintiles and approved by Interneuron. A combination of three types of data review procedures will be employed:

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                                   PROGRAMMING

Quintiles will develop and test a: data entry system including data entry screens and programmed error checks in SAS/FSP.


                       DATA ENTRY/OPTICAL MARK RECOGNITION

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
__________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
__________________________________]


                 DATA CLARIFICATION WITH THE INVESTIGATIVE SITE

Discrepancies or problems identified either during data review or entry will be referred by the Quintiles data processing staff to the citicoline project study monitor for resolution. All clarifications will be documented in writing using Quintiles' standard operating procedures. This system represents a "controlled" system in the sense that a full audit trail is produced and maintained for problems encountered during both the

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

data monitoring and data entry processes and for the resolution of each problem referred to the study monitor.

                                QUALITY ASSURANCE

The quality of the final database is assured through a series of quality control steps applied during processing, including double entry (or double scanning) of all data. In addition, a final quality control audit will be performed prior to locking the database. This is accomplished through proofreading a statistically determined sample of data forms based on a number of criteria. The audit will involve a 100% check of critical . variables identified by Interneuron and Quintiles, and a 10% check of all other variables. The audit is conducted by comparing the data forms against the final database. All audit results will be documented for review by Interneuron.


                   ADVERSE EVENT/CONCOMITANT MEDICATION CODING

Quintiles will perform encoding of adverse events using
[____________________________] provided by Interneuron. Similarly, Quintiles will provide encoding of prior or concurrent medications using
[______________________________]


                                 DATABASE AUDIT

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]


                          VIII. BIOSTATISTICAL ANALYSIS

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]


                            STATISTICAL ANALYSIS PLAN

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

Quintiles' Biostatisticians will prepare a data analysis plan that outlines the trial's key efficacy and safety objectives, specifies the way in which variables will be analyzed, and describes ancillary information that will be summarized in the final report.

The analysis plan will summarize both descriptive and analytic statistics so that the resulting reports will include a balance of understandable summaries of the data, as well as the appropriate statistical tests.: All analysis plans will be reviewed by a Senior Biostatistician at Quintiles before they are sent to Interneuron. After approval of these plans by Interneuron, Quintiles' Biostatisticians will finalize the analysis plan that will become the blueprint for programming, analysis, and report-writing.

The Statistical Programmers assigned to this project will develop SAS programs, and run the table output and patient listings required under the analysis plans. Clinical Research Scientists will work with the Biostatistician during the review of the analysis plans to prepare for clinical summary integration into the final study reports Biostatistical Assistants will perform data quality control activities reviewing all data listings, tables, and reports according to Quintiles' RDQC standard SOPs.

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________]


                                 FINAL ANALYSIS

Quintiles will prepare [______________] drafts of the final analysis for review and comment by Interneuron. Once final comments from Interneuron are received, the final analysis can be generated. The final analysis will be generated based on the final, approved statistical analysis plan.


                               FINAL STUDY REPORT

Quintiles will prepare the integrated statistical clinical report section. The draft final study report will be reviewed by internal Quintiles senior staff who have the appropriate statistical and medical expertise.

Once internally reviewed, Quintiles will provide Interneuron with the draft final study report for review and comment. The time for Interneuron's review is estimated to be

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

two (2) weeks. The report will be revised as needed based on comments from Interneuron's review. Quintiles will deliver the final study report after incorporating Interneuron's comments on the draft. Electronic copies of the final study reports will be included. For scheduling purposes for this proposal, Quintiles estimates that the final study report will be submitted for review two months after database lock.

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                                  EXHIBIT NO. 1

                         QUINTILES LABORATORIES LIMITED
                    PROPOSAL FOR CENTRAL LABORATORY SERVICES

                        INTERNEURON PHARMACEUTICALS, INC.
                              PROTOCOL [_________]                             *

                                  JULY 3, 1996
                           REVISED FROM APRIL 11, 1996

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

OVERVIEW

Quintiles Laboratories Limited (QLAB) is a global centralized clinical trial laboratory serving exclusively clients in the pharmaceutical and biotechnology marketplace. Operating as an independent business unit in the Quintiles family, QLAB conducts clinical trials in conjunction with Quintiles' Contract Research Organization (CRO) divisions, with other CROs or directly with sponsor pharmaceutical companies. Quintiles Laboratories also provides centralized clinical trial activities for European based studies from our facility in Edinburgh, Scotland. Using identical instrumentation, reference ranges and clinical trial software, QLAB North America and QLAB Europe provide the most comprehensive North American and European central laboratory capabilities currently in existence.

APPROACH TO AND EXPERIENCE IN NORTH AMERICAN AND EUROPEAN PROJECTS

Centralized clinical laboratory services for the U.S. and Canadian sites are provided by Quintiles Laboratories in Atlanta, GA. European investigator sites are serviced by Quintiles Laboratories Europe out of Edinburgh, Scotland.

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]

FACILITIES

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]

Both the North American and the European facilities are continuously monitored by security specialists to ensure maximal protection against unauthorized access to proprietary clinical trial materials and to provide early detection in the event that the temperature controlled environments should go out of range or an equipment failure should occur.

LICENSURE AND PROFICIENCY

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

ANALYTICAL CAPABILITIES

Both QLAB North America and QLAB Europe are comprehensive, full-service facilities which provide analytical testing and data management services to meet the needs of Phase I through Phase IV clinical trial programs. Both laboratories use state of the art, automated instrumentation, chosen to optimize accuracy and precision. High volume instrumentation are equipped with bar code readers and are interfaced with the respective North American and European mainframe databases.

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]

ANALYTICAL CHEMISTRY AND METHODS DEVELOPMENT

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]

PROTOCOL PLANNING AND MANAGEMENT

QLAB's staff of experienced clinical trial professionals will work with Interneuron's project team or their designate in the planning of the laboratory aspects of the

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

protocols. A customized database which defines protocol specific parameters will be developed at the beginning of the process. This approach will ensure that all aspects of the program will be implemented smoothly and that the worldwide laboratory database fully reflects the requirements of the protocol.

At study initiation, the design and development of customized visit and site specific laboratory collection materials, laboratory reporting forms and standard operating procedures will occur. Once Interneuron's approval of the laboratory-related study materials has been received, a full presentation of the laboratory aspects of the program can occur at the Investigator Meetings. Throughout the program, professional, efficient and timely response to both investigator's sites and Interneuron will be a priority.

Routine reporting of study status is available to assist Interneuron in the study management of enrollment levels on a site by site basis. Additionally, Interneuron may request patient abnormality or alert flag summaries to assist in the identification of potentially early trends in the clinical trail.

Throughout the program, or at study conclusion, a complete audited database will be electronically transmitted to Interneuron in a format and media that is specified at the inception of the trial. This approach ensures that data is ready for analysis as it is available from the central laboratories.

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]

SPECIMEN COLLECTION AND RECEIPT

The designated QLAB facility will work with Interneuron to provide visit-specific collection materials and overnight express courier shipping which will meet the needs of Interneuron's protocol in the most cost-effective manner. Because QLAB recognizes that the results for all specimens are important for the successful and timely completion of your study, QLAB will provide:

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]

SAMPLE MANAGEMENT AND ARCHIVAL SERVICES

QLAB can provide sophisticated specimen management services which allows deferred shipment of Interneuron's specimens to the central laboratory. Collection of samples intended for periodic shipment to QLAB by the investigators throughout Europe and North America are facilitated by use of pre-addressed foam mailers.

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

Additionally, specimens are held at both facilities for seven days to allow for repeat testing when needed.

LABORATORY REPORTING

Laboratory Reports can be designed as a Case Report Form page and thereby allow the investigator to indicate the level of clinical significance, etiology coding and medical comments if desired. To assist the investigator in patient management, critical test results on the laboratory report can be flagged by protocol-specific telephone and panic alerts as designated by Interneuron. Delta flagging can also be used on the laboratory report to alert the investigator of early changes in a particular result relative to a patient's baseline result.

Exclusion flagging is provided so assist the investigator in the enrollment phase of the trial, or to identify prospective patients for study withdrawal.

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]

QLAB laboratory information system (QLIMS) provides the following laboratory reporting features to support your clinical trial:

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]

STUDY DESIGN AND ANALYTICAL SERVICES

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________]

I.   ROUTINE SAFETY MEASURES

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

     [__________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ________________________________________________]

     [__________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ________________________________________________]

     [__________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ________________________________________________]

     [__________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


     ___________________________________________________________________________
     __________________]

     [__________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ________________________________________________]

     [__________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ________________________________________________]

     [__________________________________________________________________________
     __________________]

[__________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
________________________________________________]

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

ANALYTICAL STANDARDS AND CERTIFICATION

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________]


ANALYTICAL METHODOLOGY COMPARABILITY

[____________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
____________________________________________]

SPECIMEN STABILITY

[____________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
____________________________________________]

TEST PRIORITY IN THE EVENT OF INSUFFICIENT SPECIMENS

[____________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
____________________________________________]

TEST REPORTING UNITS

[____________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
____________________________________________]

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

LABORATORY EVENTS SCHEDULE
INTERNEURON PHARMACEUTICALS, INC.
PHASE III, ISCHEMIC STROKE STUDY
PROTOCOL [_________]
                              SITES: [_________]
                              ENROLLMENT PERIOD: [_________]
                              TREATMENT PERIOD: [_________]
                              FOLLOW UP PERIOD: [_________]
                              START DATE: [_________]

-------------------------------------------------------------------------------------------
                                              TREATMENT PHASE/
                                               WEEKS [1-6]
                                 BASELINE/    --------------------    EARLY       UNSCHED/
ASSESSMENTS PERFORMED              DAY 0      [HOSPITAL               TERM        RETEST
                                              DISCHARGE]   WEEK[6]
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
No. of Patients                    [___]         [___]     [___]   [_________]  [________]
-------------------------------------------------------------------------------------------
Chemistry w/18 Constituents         [_]           [_]       [_]        [_]        [_]
-------------------------------------------------------------------------------------------
Lipid Profile                       [_]           [_]       [_]        [_]        [_]
-------------------------------------------------------------------------------------------
Hematology w/Differential &         [_]           [_]       [_]        [_]        [_]
Platelet Count
-------------------------------------------------------------------------------------------
Coagulation Profile                 [_]           [_]       [_]        [_]        [_]
-------------------------------------------------------------------------------------------
Urinalysis w/Microscopic            [_]           [_]       [_]        [_]        [_]
-------------------------------------------------------------------------------------------
Serum Pregnancy                     [_]           [_]       [_]        [_]        [_]
-------------------------------------------------------------------------------------------


KEY:
-  -      SCHEDULED TEST
-  -      UNSCHEDULED TEST
-  -      REQUIRED FOR FEMALE PATIENTS OF CHILDBEARING POTENTIAL ONLY. OPTIONAL
          FOR BUDGETING PURPOSES.

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

PROVISIONAL SERVICES BUDGET
INTERNEURON PHARMACEUTICALS, INC.
PHASE III, ISCHEMIC STROKE STUDY
PROTOCOL [____________]



                                                 NO. OF PATIENT
            SCHEDULED VISITS                        VISITS          FEE      EXTENDED FEE


------------------------------------------------------------------------------------------
DATA BASE CONSTRUCTION & MAINTENANCE             [_]            [________]  [____________]
------------------------------------------------------------------------------------------
BASELINE/DAY 0 VISIT [________________] VISIT &  [_____]          [______]   [__________]
WEEK [_] VISIT
------------------------------------------------------------------------------------------
PROVISIONAL SERVICES BUDGET                                                 [___________]
------------------------------------------------------------------------------------------


UNSCHEDULED & ANCILLARY
SERVICES                       DESCRIPTION                             FEE FOR SERVICE
------------------------------------------------------------------------------------------
UNSCHEDULED VISIT FEE         [___________________________________]   [_________]
------------------------------------------------------------------------------------------
EARLY TERM VISIT FEE          [___________________________________]   [_________]
------------------------------------------------------------------------------------------
OPTIONAL TEST FEE             [___________________________________]   [_________]
------------------------------------------------------------------------------------------
ELECTRONIC DATA TRANSFER      [___________________________________]   [_________]
(MONTHLY)
------------------------------------------------------------------------------------------
WEEKLY STATUS REPORT          [___________________________________]   [_________]
------------------------------------------------------------------------------------------


The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                             LABORATORY REQUIREMENTS
                        INTERNEURON PHARMACEUTICALS, INC.
                        PHASE III, ISCHEMIC STROKE STUDY
                              PROTOCOL [__________]


CHEMISTRY                     [_________]
[_________]
[_________]                   URINALYSIS
[_________]                   [_________]
[_________]                   [_________]
[_________]                   [_________]
[_________]                   [_________]
[_________]                   [_________]
[_________]                   [_________]
[_________]                   [_________]
[_________]                   [_________]
[_________]
[_________]                   ENDOCRINOLOGY
[_________]                   [_________]
[_________]
[_________]                   [_________]
[_________]
[_________]
[_________]

LIPID PROFILE
[_________]
[_________]
[_________]
[_________]

HEMATOLOGY
[_________]
[_________]
[_________]
[_________]
[_________]
[_________]
[_________]
[_________]

COAGULATION PROFILE *
[_________]
[_________]

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                                 ATTACHMENT NO.2
                                PAYMENT SCHEDULE
                             PROTOCOL NO. [________]                           *


                                 PROJECT BUDGET

                     ACTIVITY                                            BUDGET

Interneuron/Quintiles Study Start-up Meeting-May 24, 1996
[         ] Quintiles staff to attend                                   [$     ]

Project Management and Support                                             [   ]

Study Doc. Development/Project Initiation/Investigator Contracts           [   ]

Pre-study Site Evaluation Visits                                           [   ]

Study Coordinator Meeting Planning/Attendance/Participation [   ]          [   ]

National Stroke Assn. Training Meeting                                     [   ]

Clinical Trial Monitoring                                                  [   ]

Clinical Trial In-House/Site Contact/CRA Coordination/Support              [   ]

Quality Assurance Audits [   ]                                             [   ]

Medical Support:  PMO Services, AE Processing and Reporting                [   ]

Study Drug Management                                                      [   ]

Data Management (includes estimated OMR CRF design/development)            [   ]

Biostatistical Analysis                                                    [   ]

Final Biostatistical Report and Final Integrated Clinical Study Report     [   ]

Quintiles Laboratories Ltd.                                                [   ]

TOTAL QUINTILES' FEES                                                   [$     ]

May 24, 1996 Meeting Travel                                                [   ]

Estimated Monitoring Travel                                                [   ]

Estimated QA Audit Travel                                                  [   ]

Estimated Study Coordinator Meeting [   ]                                  [   ]

Nat'l Stroke Assn. Training Meeting Travel                                 [   ]

Miscellaneous Costs:                                                       [   ]
                  Shipping costs (non-drug), telephone/fax, postage
                  copying/printing, supplies [         ]

TOTAL PASS-THROUGH COSTS                                                [$     ]

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                           MONITORING VISIT UNIT COSTS

                                     MONITORING     ESTIMATED
               ACTIVITY                 TIME      TRAVEL COSTS   TOTAL
-----------------------------------------------------------------------
Pre-Study Site Evaluation Visit           [   ]         [    ]     [  ]
-----------------------------------------------------------------------
Site Initiation Visit                     [   ]         [    ]     [  ]
-----------------------------------------------------------------------
Interim Monitoring Visit                  [   ]         [    ]     [  ]
-----------------------------------------------------------------------
Site Closeout Visit                       [   ]         [    ]     [  ]
-----------------------------------------------------------------------

[_________________________________________________________________________]

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                                   BUDGET NOTE


                                     GENERAL

     [__________________________________________________________________________
     ___________________________________________________________________________
     __________________________________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________]


                               PROJECT INITIATION

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]


[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

                   CLINICAL MONITORING AND PROJECT MANAGEMENT

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

                                 DATA MANAGEMENT

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

                             BIOSTATISTICAL ANALYSIS

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                                 ATTACHMENT NO.3
                                PAYMENT SCHEDULE
                             PROTOCOL NO. [________]                           *

Interneuron Pharmaceutical, Inc. agrees to pay Quintiles for services rendered upon receipt of invoice according to the payment schedule detailed below.

A. Quintiles Fees

   ---------------------------------------------------------------
                                                    DATE
    PAYMENT                             --------------------------
      NO.              AMOUNT            INVOICED           DUE
   --------         ------------        -----------   ------------

     #1             [$  ______]             [_________________]
     #2             [$  ______]         [ ______]       [ ______]
     #3             [$  ______]         [ ______]       [ ______]
     #4             [$  ______]         [ ______]       [ ______]
     #5             [$  ______]         [ ______]       [ ______]
     #6             [$  ______]         [ ______]       [ ______]
     #7             [$  ______]         [ ______]       [ ______]
     #8             [$  ______]         [ ______]       [ ______]
     #9             [$  ______]         [ ______]       [ ______]
     #10            [$  ______*]        [ ______]       [ ______]


B. Pass-Through Costs

         [______________________________________________________________________
________________________________________________________________________________
______________________________________________________]

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]


                              VARIABLE COST ITEMS
[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________]